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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):                            February 15, 2007
  ARRAN FUNDING LIMITED        SOUTH GYLE RECEIVABLES TRUSTEE             RBS CARDS SECURITISATION
                                          LIMITED                              FUNDING LIMITED
                               (Exact name of registrant as
                                 specified in its charter)

  JERSEY, CHANNEL ISLANDS         JERSEY, CHANNEL ISLANDS                  JERSEY, CHANNEL ISLANDS
                                (State or other jurisdiction
                                      of incorporation)

        333-128502                       333-128502-02                           333-128502-01

                                    (Commission File Number)

           NONE                               NONE                                    NONE
                                (IRS Employer Identification No.)

    22 Grenville Street               22 Grenville Street               Royal Bank House, 71 Bath Street
St. Helier, Jersey, JE4 8PX       St. Helier, Jersey, JE4 8PX             St. Helier, Jersey, JE4 8PJ
      CHANNEL ISLANDS                   CHANNEL ISLANDS                         CHANNEL ISLANDS
                             (Address of principal executive offices)
                                           (Zip Code)

     (44) 1534-609000                   (44) 1534-609000                        (44) 1534-285279
                                 (Registrant's telephone number,
                                       including area code)

            N/A                               N/A                                     N/A
                                 (Former name or former address,
                                  if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 8.01 OTHER EVENTS.

On February 15, 2007, The Royal Bank of Scotland plc, as Servicer, distributed monthly payments to the holders of the Series 2005-A and Series 2005-B notes issued by Arran Funding Limited. The Monthly Servicer's Reports and the Performance Summary in respect of the February 15, 2007 Distribution Date are being filed as exhibits to this current report on form 8-K.

ITEM 9.01 EXHIBITS.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits

Exhibit 20.1 Monthly Servicer's report in respect ofSeries 2005-A for the February 15, 2007 Distribution Date.

Exhibit 20.2 Monthly Servicer's report in respect ofSeries 2005-B for the February 15, 2007 Distribution Date.

Exhibit 20.3      Performance Summary

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      The Royal Bank of Scotland plc as Servicer

February 15, 2007                     By: /s/ Patrick Neville
                                          -------------------------------
                                       Name:  Patrick Neville
                                       Title: Director, Finance, Cards Business